As filed with the Securities and Exchange Commission on September 27, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

THE BERWYN FUNDS

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

_______________________________________

(2)	Aggregate number of securities to which transaction applies:

_______________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________

(4)	Proposed maximum aggregate value of transaction:

_______________________________________

(5)	Total fee paid:

_______________________________________

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
_____________________________________________

(2)	Form, Schedule or Registration Statement No.:
_____________________________________________

(3)	Filing Party:
_____________________________________________

(4)	Date Filed:
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BERWYN CORNERSTONE FUND
(a series of The Berwyn Funds)

SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 7, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints John F. Splain and Wade R. Bridge, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the Berwyn Cornerstone Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 7, 2007 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 4, 2007.

Date:	_________________________, 2007

NOTE:
Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

_________________________________

_________________________________

Signature(s)

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED HEREIN.

1.
To approve or disapprove a revision to the Fund’s investment strategy providing that under normal circumstances, the Fund will invest primarily in equity securities, the majority of which are issued by large-capitalization and/or mid-capitalization companies.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY
STATEMENT

The Berwyn Funds
December 7, 2007

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President	1

Notice of Special Meeting of Shareholders	2

Important Information to Help You Understand and Vote on the Proposal.	3

Meeting Information	5

PROPOSAL: Approval Of A Revision To The Investment Strategy Of The Fund	8

Other Business	9

Additional Information	10

BERWYN CORNERSTONE FUND
(a series of The Berwyn Funds)

INVESTMENT ADVISER:	SHAREHOLDER SERVICES:
THE KILLEN GROUP, INC.	c/o ULTIMUS FUND SOLUTIONS, LLC
1189 LANCASTER AVENUE	P.O. BOX 46707
BERWYN, PENNSYLVANIA 19312-1298	CINCINNATI, OHIO 45246
TOLL FREE: 1-800-992-6757

October 4, 2007
Dear Shareholder:

We are writing to inform you of the upcoming Special Meeting of Shareholders of the Berwyn Cornerstone Fund (the “Fund”) scheduled to be held on December 7, 2007 at 10:00 a.m., Eastern time, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Special Meeting”), to vote on an important proposal affecting the Fund:

To approve or disapprove a revision to the Fund’s investment strategy providing that under normal circumstances, the Fund will invest primarily in equity securities, the majority of which are issued by large-capitalization and/or mid-capitalization companies.

Whether or not you are planning to attend the Special Meeting, we need your vote. PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED, POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE SPECIAL MEETING.

If you are a shareholder of record of the Fund as of the close of business on September 17, 2007, you are entitled to notice of, and to vote at the Special Meeting and at any adjournment or postponement thereof.

The Board has recommended approval of the proposal listed above and encourages you to vote “FOR” the proposal.

If you have any questions regarding the proposal or need assistance in completing your proxy card, please contact Shareholder Services, toll-free at 1-800-992-6757. I urge you to read the entire Proxy Statement completely and carefully.

Thank you for taking the time to consider this important proposal and for your continued investment in The Berwyn Funds.

Sincerely,

/s/ Robert E. Killen

Robert E. Killen, President

THE BERWYN FUNDS
1189 LANCASTER AVENUE
BERWYN, PENNSYLVANIA 19312
_____________________________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
BERWYN CORNERSTONE FUND
TO BE HELD ON DECEMBER 7, 2007
___________________________________________

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of the Berwyn Cornerstone Fund (the “Fund”), will be held on December 7, 2007 at 10:00 a.m. Eastern time at the offices of Ultimus Fund Solutions, LLC, the Fund’s transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following matters:

1.
To approve or disapprove a revision to the Fund’s investment strategy, which provides that under normal circumstances, the Fund will invest primarily in equity securities, the majority of which are issued by large-capitalization and/or mid-capitalization companies; and

2.	To transact any other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment thereof.

This is a notice and proxy statement for the Special Meeting. Shareholders of record of the Fund as of the close of business on September 17, 2007 (the “Record Date”) are entitled to notice of, and to vote at, this Special Meeting or any adjournments or postponement thereof. Your attention is directed to the attached Proxy Statement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSAL SET FORTH ABOVE.

October 4, 2007
BY ORDER OF THE BOARD OF TRUSTEES

/s/ John F. Splain

John F. Splain, Secretary

Please execute the enclosed proxy and return it promptly in the enclosed postage prepaid envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to revoke any prior proxy and to vote in person if you attend the Special Meeting.

THE BERWYN FUNDS

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

October 4, 2007

The Berwyn Cornerstone Fund (the “Fund”) will be holding a Special Meeting of Shareholders on December 7, 2007 at 10:00 a.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Shareholders of the Fund are receiving this Proxy Statement and proxy card to consider and to vote on the proposal set forth in this Proxy Statement.

We ask that you give this proposal careful consideration. The Questions and Answers below are intended to give you a quick review of the proposal and the proxy process. Details about the proposal are set forth in the Proxy Statement. We urge you to read the entire Proxy Statement completely and carefully.

Q: WHY ARE SHAREHOLDERS BEING MAILED THESE PROXY MATERIALS?

A: You are receiving these proxy materials — including the Proxy Statement and the accompanying proxy card — because you have the right to vote on an important proposal concerning your investment in the Fund. The purpose of this Proxy Statement is to disclose important information about the proposal and to seek shareholder approval of the proposal. The proposal has been unanimously approved by the Board of Trustees.

Q: WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

A: Shareholders are being asked to approve a revision to the investment strategy of the Fund resulting in the following investment strategy: “….Normally, the Fund will invest primarily in equity securities, the majority of which will be issued by large-capitalization and/or mid-capitalization companies….” Currently, the Fund’s investment strategy provides that the majority of its investments will be issued by mid-capitalization companies (those with market capitalizations between $1 billion and $15 billion at the time the security is purchased).

Q: WHY IS THE FUND ASKING FOR APPROVAL OF THIS PROPOSAL?

A: The Board of Trustees believes it is in the best interests of the Fund and its shareholders to provide the Fund’s investment adviser with greater flexibility in managing the Fund’s assets. Shareholders are therefore being asked to approve a revision to the Fund’s investment strategy to allow for a majority of the Fund’s assets to be invested in equity securities of large-capitalization and/or mid-capitalization companies, subject to all other investment strategies and investment limitations of the Fund. The proposed revision should not materially impact the Fund’s principal risks. The Fund, like all equity funds will continue to be exposed to stock market, economic and business risks. To the extent the Fund increases its exposure to large-capitalization companies, thus reducing exposure to mid-capitalization companies, it may result in a slight lowering of the Fund’s overall risk profile.

Q: HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THE PROPOSAL?

A: The Board unanimously recommends that shareholders vote FOR the Proposal.

Q: ARE THERE OTHER CHANGES AFFECTING THE FUND?

A: Not at this time.

Q: WHEN AND WHERE IS THE MEETING GOING TO BE HELD?

A: The Meeting is scheduled for December 7, 2007 at 10:00 a.m., Eastern Time, at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Q: WHO IS ELIGIBLE TO VOTE AT THE MEETING?

A: Shareholders as of September 17, 2007, 2007 (the “Record Date”) are entitled to vote at the Special Meeting or any adjournment of the Special Meeting. Shareholders may cast one vote for each Fund share they own.

Q: HOW DO I VOTE MY PROXY?

A: To vote, please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope. You may also attend the meeting and vote your shares in person.

Q: WILL THE FUND BE REQUIRED TO PAY FOR THIS PROXY SOLICITATION?

A: Yes, the Fund will pay the cost of this proxy solicitation.

Q: WHERE CAN I GET MORE INFORMATION ABOUT THE PROPOSAL?

A: Please contact Shareholder Services directly at 1-800-992-6757 between the hours of 8:30 a.m. to 5:30 p.m., Eastern time. Representatives will be happy to answer any questions you may have.

THE BERWYN FUNDS
1189 LANCASTER AVENUE
BERWYN, PENNSYLVANIA 19312-1298

SPECIAL MEETING OF THE SHAREHOLDERS OF
BERWYN CORNERSTONE FUND
TO BE HELD ON DECEMBER 7, 2007

PROXY STATEMENT

This Proxy Statement is furnished by The Berwyn Funds to the shareholders of the Berwyn Cornerstone Fund (the “Fund”), a series of the Trust, on behalf of the Trust’s Board of Trustees in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting to be held on December 7, 2007, at 10:00 a.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is October 4, 2007.

At the Special Meeting, the shareholders of the Fund will be asked:

1.	To approve or disapprove a revision to the investment strategy of the Fund; and

2.	To transact any other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment thereof.

MEETING INFORMATION

Record Date/Shareholders Entitled to Vote. The Berwyn Funds (the “Trust”) is organized as a Delaware business trust and is registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The shares of beneficial interest of the Trust are issued in separate series. Currently there are three series issued, the Berwyn Cornerstone Fund (which is referred to herein as the "Fund"), the Berwyn Fund and the Berwyn Income Fund. The holders of the outstanding shares of the Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting. Shareholders of the Fund at the close of business on September 17, 2007 (the “Record Date”) will be entitled to notice of and to be present and vote at the Special

Meeting. As of the Record Date, there were 501,324.12 shares of beneficial interest of the Fund outstanding and entitled to vote, representing total net assets of $7,610,100.17.

Voting Proxies. Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this by executing, dating and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named on the accompanying proxy card.

Shareholders who execute proxies may revoke them at any time before they are voted, by executing a later dated proxy card, by writing to the Secretary of the Trust, John F. Splain, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by voting in person at the time of the Special Meeting. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting, and any adjournments and postponement thereof, as instructed. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

Required Vote. If a quorum (as described below) is represented at the Special Meeting, the vote of a “majority of the outstanding shares” of the Fund is required for approval of the Proposal described herein. The vote of a “majority of the outstanding shares” means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies received prior to the Special Meeting on which no vote is indicated will be voted "FOR" the Proposal. In addition, the persons named on the accompanying proxy card may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be properly presented to the Special Meeting.

Quorum Required to Hold Meeting. In order to transact business at the Special Meeting, a "quorum" must be present. Under the Trust's Declaration of Trust, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum exists. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." Since the Proposal described herein requires the affirmative vote of a majority of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for a period or periods not more than ninety (90) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may also be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal, and vote against adjournment all proxies that voted against the proposal (including abstentions and broker non-votes). Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

Method and Costs of Proxy Solicitation.   The Fund will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, which will include reasonable fees paid to any proxy solicitation service used for its printing and mailing efforts. Proxies will be solicited primarily by mail or by telephone. The solicitation may also include facsimile or oral communications by certain officers or employees of the Trust, The Killen, Group, Inc. (the “Advisor”), or Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, none of whom will be paid for these services. The Trust, the Advisor or Ultimus may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, the Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund. The estimated cost for conducting this Special Meeting and the related proxy solicitation is expected to be approximately $9,000.

Principal Shareholders. On the Record Date, National Financial Services LLC (“National Financial”), One Financial Center, 200 Liberty Street, New York, New York 10281, owned of record 61.44% of the outstanding shares of the Fund. Although National Financial is the record owner of more than 25% of the Fund’s outstanding shares, it cannot be considered to control the Fund since National Financial holds the shares in nominee name for its customers and does not have the power to vote or sell the shares. On the Record Date, the Advisor’s Profit Sharing Plan, its 401(k) Plan and a corporate reserve account for the Advisor in the aggregate were the record owners of 13.69% of the Fund’s outstanding shares. No other persons owned of record and, according to information available to the Fund, no other persons owned beneficially 5% or more of the Fund's outstanding shares.

All Trustees and officers as a group owned of record or beneficially 8.69% of the Fund's outstanding shares on the Record Date (excluding shares held by the Advisor’s Profit Sharing Plan, its 401(k) Plan and a corporate reserve account for the Advisor).

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual report are available without charge by writing to the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund nationwide (toll-free) at 1-800-992-6757.

Investment Advisor and Other Service Providers. The Fund’s investment adviser is The Killen Group, Inc., located at 1189 Lancaster Avenue, Berwyn, PA 19312. The Advisor manages the Fund’s portfolio and oversees the daily business operations of the Fund. The Fund’s administrator and transfer agent, Ultimus Fund Solutions, LLC, and the Fund’s principal underwriter, Ultimus Fund Distributors, LLC, are located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

PROPOSAL:
APPROVAL OF A REVISION TO THE INVESTMENT STRATEGY

The Fund is seeking to change its investment strategy, which currently provides that under normal circumstances, the Fund will invest primarily in equity securities, a majority of which are issued by mid-capitalization companies (those having market capitalizations between $1 billion and $15 billion at the time the investment is made).

Background

The Fund commenced operations on May 1, 2002. The Fund’s investment objective is to seek achieve long-term capital appreciation; current income is a secondary consideration. The Fund intends to achieve its objective through investments in equity and fixed income securities, such as common stocks, preferred stocks and corporate bonds, that offer potential for long-term capital appreciation. The Fund invests in securities that the Advisor believes are undervalued. The Advisor determines the percentage of each type of security to hold based upon the prevailing economic and market conditions. Normally, the Fund will invest primarily in equity securities, the majority of which will be issued by mid-capitalization companies (those with market capitalizations between $1 billion and $15 billion at the time the security is purchased). However, the Fund may also invest a significant portion of its net assets in the equity securities of companies with larger capitalizations. The Advisor has the discretion to invest up to 100% of the Fund’s net assets in common stocks, preferred stocks, or corporate bonds. The Advisor may invest in fixed income securities with any credit rating or maturity date. If the Advisor decides it is appropriate, the Advisor may invest all or a portion of the Fund’s assets in lower rated, high yield, high risk bonds, known as “junk bonds.” The Advisor will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long term capital appreciation or during periods of stock market adversity. The Fund will invest primarily in securities issued by domestic entities.

The Advisor believes that a significant number of undervalued investment opportunities can be identified in the “large-capitalization” range (that is, companies whose market capitalizations are in excess of $15 billion). The Advisor therefore recommended to the Board of Trustees that the Fund’s investment strategy be revised to allow the Advisor the flexibility to invest a majority of the Fund’s assets in equity securities of large-capitalization and/or mid-capitalization companies, in order to provide the Advisor greater flexibility in managing the Fund’s assets. The Board of Trustees has determined that the Proposal is in the best interests of the Fund and its shareholders and has unanimously approved the Proposal, subject to approval of the Fund’s shareholders. The Board has approved the following revisions to the Fund’s principal investment strategies as reflected in the Fund’s Prospectus:

The Fund intends to achieve its objective through investments in equity and fixed income securities, such as common stocks, preferred stocks and corporate bonds, that offer potential for long-term capital appreciation. The Fund invests in securities that the Advisor believes are undervalued. The Advisor determines the percentage of each type of security to hold based upon the prevailing economic and market conditions. Normally, the Fund will invest primarily in equity securities, the majority of which will be issued by large-capitalization and/or mid-capitalization companies (those with market capitalizations greater than the smallest capitalization company included in the S&P MidCap 400 Index at the time the security is purchased). ~~between $1 and $15 billion at the time the security is purchased). However, the Fund may also invest a significant portion of its net assets in the equity securities of companies with larger capitalizations~~. The Advisor has the discretion to invest up to 100% of the Fund’s net assets in common stocks, preferred stocks, or corporate bonds. The Advisor may invest in fixed income securities with any credit rating or maturity date. If the Advisor decides it is appropriate, the Advisor may invest all or a portion of the Fund’s assets in lower rated, high yield, high risk bonds, known as “junk bonds.” The Advisor will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long term capital appreciation or during periods of stock market adversity. The Fund will invest primarily in securities issued by domestic entities.

Consequences of Approving the Proposal.

If the revision to the investment strategy is approved, the Advisor will have greater investment flexibility in seeking to achieve the Fund’s investment objective. The Fund does not need to sell any portfolio securities to conform to the new investment strategy of the Fund. The Advisor expects to make changes to the Fund over time as investment opportunities present themselves, and therefore the approval of the Proposal should not result in any significant portfolio turnover or brokerage costs incurred by the Fund.

OTHER BUSINESS

The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

General

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by the Fund. In addition to solicitation by mail, certain officers and representatives of the Fund and certain financial services firms and their representatives may solicit proxies in person or by telephone.

In order to participate in the Special Meeting, shareholders may submit the proxy card sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Shareholder Services, toll-free, at 1-800-992-6757. Any proxy given by a shareholder is revocable until the Special Meeting.

Proposals of Shareholders

Any shareholders proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made. Under current Delaware law and the Investment Company Act, the Trust is not required to hold annual shareholders’ meetings.

By Order of the Board of Trustees

/s/ John F. Splain

John F. Splain, Secretary

Date: October 4, 2007

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is necessary if mailed in the United States. The Proxy is revocable and will not affect your right to vote in person if you attend the meeting.